UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2017

GEE GROUP, INC.
(Exact name of registrant as specified in its charter)

Illinois	1-05707	36-6097429
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

184 Shuman Blvd., Ste. 420, Naperville, Illinois	60563
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (630) 954-0400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Form 8-K/A (“Amendment”) amends and supplements the Current Report on Form 8-K filed on April 6, 2017 (“Original 8-K”), by GEE Group, Inc. (the “Company”) to include the financial statements of SNI Holdco Inc., a Delaware corporation (“SNIH”), for the years ended December 31, 2016 and 2015; for the three months ended March 31, 2017 and 2016; and pro forma financial information, pursuant to Item 9.01.

No other changes have been made to the Original 8-K. Except as reflected in Item 9.01 of this Amendment, this Amendment does not reflect events that may have occurred subsequent to the original filing date, and does not modify or update in any way the disclosures made in the Original 8-K.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired. The audited financial statements for the years ended December 31, 2016 and 2015 of SNIH and the unaudited financial statements for the three months ended March 31, 2017 and 2016 of SNIH.

(b) Pro Forma Financial Information.

Exhibit No.	Description

2.1

Agreement and Plan of Merger dated as of March 31, 2017 by and among GEE Group, Inc., an Illinois corporation, GEE Group Portfolio, Inc., a Delaware corporation, SNI Holdco Inc., a Delaware corporation, Smith Holdings, LLC a Delaware limited liability company, Thrivent Financial for Lutherans, a Wisconsin corporation, organized as a fraternal benefits society, Madison Capital Funding, LLC, a Delaware limited liability company and Ronald R. Smith, in his capacity as a stockholder and Ronald R. Smith in his capacity as the representative of the SNIH Stockholders incorporated by reference to form 8-K filed on April 6, 2017.

3.1	Statement of Resolution Establishing Series of Series B Convertible Preferred Stock incorporated by reference to Form 8-K filed on April 6, 2017.

4.1	Form of 9.5% Convertible Subordinated Note due October 3, 2021incorporated by reference to Form 8-K filed on April 6, 2017.

10.1

Subordination and Intercreditor Agreement dated as of March 31, 2017 by and among PNC Bank, National Association, as administrative agent and collateral agent for the Senior Lenders referred to therein , Maurice R. Harrison IV , GEE Group Inc., an Illinois corporation (“Parent”), each Subsidiary of the Parent listed as a “Borrower” on the signature pages thereto and each subsidiary of the Parent listed as a “Guarantor” on the signature pages thereto incorporated by reference to Form 8-K filed on April 6, 2017.

10.2

Subordination and Intercreditor Agreement dated as of March 31, 2017 by and among PNC Bank, National Association, as administrative agent and collateral agent for the Senior Lenders referred to therein , Peter Langlois , GEE Group Inc., an Illinois corporation (“Parent”), each Subsidiary of the Parent listed as a “Borrower” on the signature pages thereto and each subsidiary of the Parent listed as a “Guarantor” on the signature pages thereto incorporated by reference to Form 8-K filed on April 6, 2017.

10.3

Subordination and Intercreditor Agreement dated as of March 31, 2017 by and among PNC Bank, National Association, as administrative agent and collateral agent for the Senior Lenders referred to therein , Shane Parr , GEE Group Inc., an Illinois corporation (“Parent”), each Subsidiary of the Parent listed as a “Borrower” on the signature pages thereto and each subsidiary of the Parent listed as a “Guarantor” on the signature pages thereto incorporated by reference to Form 8-K filed on April 6, 2017.

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10.4

Subordination and Intercreditor Agreement dated as of March 31, 2017 by and among PNC Bank, National Association, as administrative agent and collateral agent for the Senior Lenders referred to therein , Vincent Lombardo , GEE Group Inc., an Illinois corporation (“Parent”), each Subsidiary of the Parent listed as a “Borrower” on the signature pages thereto and each subsidiary of the Parent listed as a “Guarantor” on the signature pages thereto incorporated by reference to Form 8-K filed on April 6, 2017.

10.5

Subordination and Intercreditor Agreement dated as of March 31, 2017 by and among PNC Bank, National Association, as administrative agent and collateral agent for the Senior Lenders referred to therein , Madison Capital Funding LLC , GEE Group Inc., an Illinois corporation (“Parent”), each Subsidiary of the Parent listed as a “Borrower” on the signature pages thereto and each subsidiary of the Parent listed as a “Guarantor” on the signature pages thereto incorporated by reference to Form 8-K filed on April 6, 2017.

10.6

Subordination and Intercreditor Agreement dated as of March 31, 2017 by and among PNC Bank, National Association, as administrative agent and collateral agent for the Senior Lenders referred to therein , Thrivent Financial for Lutherans , GEE Group Inc., an Illinois corporation (“Parent”), each Subsidiary of the Parent listed as a “Borrower” on the signature pages thereto and each subsidiary of the Parent listed as a “Guarantor” on the signature pages thereto incorporated by reference to Form 8-K filed on April 6, 2017.

10.7

Agreement dated as of April 3, 2017 by and between GEE Group, Inc., an Illinois corporation and Thrivent Financial for Lutherans, a Wisconsin corporation, organized as a fraternal benefits society incorporated by reference to Form 8-K filed on April 6, 2017.

23.1	Consent of Independent Auditor

99.2

Financial Statements of Businesses Acquired. In accordance with Item 9.01(a), audited financial statements for the years ended December 31, 2016 and 2015 of SNI Holdco, Inc. are filed with this Current Report as Exhibit 99.2.

99.3

Unaudited Financial Statements of Businesses Acquired. In accordance with Item 9.01(a), financial statements for the three months ended March 31, 2017 and March 31, 2016 of SNI Holdco, Inc. are filed with this Current Report as Exhibit 99.3.

99.4	Pro Forma Financial Information. In accordance with Item 9.01(b), our pro forma financial statements are filed with this Current Report as Exhibit 99.4.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GEE GROUP, INC.

Date: June 15, 2017	By:	/s/ Andrew J. Norstrud
Andrew J. Norstrud
Chief Financial Officer

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